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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                  APRIL 2, 2001
                                  -------------
                Date of Report (Date of earliest event reported)

                       AMERICAN REAL ESTATE PARTNERS, L.P.
                       -----------------------------------
             (Exact Name of Registrant as Specified in its Charter)

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                      DELAWARE                    1-9516                        13-3398766
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
               (State of Organization)    (Commission File Number)     (IRS Employer Identification Number)
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                             100 SOUTH BEDFORD ROAD
                               MT. KISCO, NY 10549
                               -------------------
         (Address of Registrant's Principal Executive Office) (Zip Code)


                                 (914) 242-7700
                                 --------------
              (Registrant's telephone number, including area code)



                               -------------------
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.         OTHER EVENTS.

        On April 2, 2001, the Registrant announced 2000 fourth quarter and full year financial results and that no distributions are expected to be made during 2001. Reference is made to the press release, dated April 2, 2001, annexed hereto as Exhibit 21, for information regarding the announcement.

ITEM 7.         EXHIBITS.

Exhibit No.                  Description of Document

     21                      Press Release, dated April 2, 2001.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            AMERICAN REAL ESTATE PARTNERS, L.P.
                            (Registrant)

                            By: American Property Investors, Inc.
                                General Partner


                            By: /s/ John P. Saldarelli
                                ---------------------------------
                                John P. Saldarelli
                                Chief Financial Officer, Secretary and Treasurer

Date: April 2, 2001

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                                  EXHIBIT INDEX

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      Exhibit Number         Description                                        Page No.
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
            21               Press Release, dated April 2, 2001.                    4
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